Statement of Additional Information Supplement
                                 March 10, 2000



AXP SM Equity Select Fund           S-6426-20 R (1/00)

The  following   revisions   apply  to  the   "Agreements"   section  under  the
"Administrative Services Agreement" heading.

The information regarding the administrative services fee schedule has been revised to state the following:


Assets                                      Annual rate at
(billions)                                  each asset level
----------                                  ----------------
First             $1.0                       0.050%
Next               1.0                       0.045
Next               1.0                       0.040
Next               3.0                       0.035
Next               6.0                       0.030
Next               12.0                      0.025
Over               24.0                      0.020





* Valid until next Statement of Additional Information update.